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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                 October 6, 2005
                        (Date of earliest event reported)

                                  EPIXTAR CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


               011-15489                                    65-0722193
               ---------                                    ----------
     (Commission File Number)                (IRS Employer Identification No.)


       11900 Biscayne Boulevard Suite 700
                 Miami, Florida                                  33181
                 --------------                                  -----
    (Address of Principal Executive Offices)                  (Zip Code)

                                 (305) 503-8600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.03     BANKRUPTCY OR RECEIVERSHIP

On October 6, 2005, Epixtar Corp. ("Epixtar") and certain of its direct and indirect subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of Florida (the "Court") (Case Nos. 05-42040-BKC-AJC through 05-42049-BKC-AJC). The Debtors are seeking to jointly administer under the caption "In re Epixtar Corp., et al., Case No. 05-42040-BKC-AJC." The Debtors intend to continue to operate their business as "debtors-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

ITEM 8.01     OTHER EVENTS.

On October 11, 2005, the Company issued a press release announcing that on October 6, 2005, it had filed in the Miami Federal Bankruptcy Court for protection under Chapter 11 of the Federal Bankruptcy Code and that a similar filing was made in the Philippines on October 7, 2005, on behalf of the Company's Philippine subsidiary.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Number        Description
------        -----------

99.1          Press release dated October 11, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                    EPIXTAR CORP.
                                                    (Registrant)


Date: October 12, 2005                 By  /s/ IRVING GREENMAN
                                           ----------------------
                                           Irving Greenman
                                           President and Chief Financial Officer